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                                                                    EXHIBIT 99.1


         Pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of New Dragon Asia Corp. (the Company), does hereby certify, to such officer's knowledge, that:

         The Report on Form 10-KSB for the fiscal year ended December 25, 2002 of the Company fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                             /s/ Xue Jun Song
                                            -------------------------
April 9, 2003                                Xue Jun Song
                                             Chief Executive Officer


                                             /s/ Wing Leung Lai
                                            -------------------------
April 9, 2003                                Wing Leung Lai
                                             Chief Financial Officer








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